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                                                                    EXHIBIT 10.1

                     THE 2004 STOCK OPTION, RESTRICTED STOCK

                          AND DEFERRED STOCK UNIT PLAN

                      OF LEAP WIRELESS INTERNATIONAL, INC.

         Leap Wireless International, Inc., a Delaware corporation, has adopted the 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan of Leap Wireless International, Inc. (the "Plan"), effective December 30, 2004 (the "Effective Date"), for the benefit of eligible Employees (as defined below), Independent Directors (as defined below) and Consultants (as defined below).

         On April 13, 2003, the Company and its subsidiaries filed voluntary petitions for relief under chapter 11 of Title 11 of the United States Code in the U.S. Bankruptcy Court, Southern District of California (the "Bankruptcy Court") (Chapter 11 Case Nos.: 03-3470-A11 through 03-3535-Al1). The Bankruptcy Court confirmed the Fifth Amended Joint Plan of Reorganization dated as of July 30, 2003, as amended (the "Plan of Reorganization"), for the Company and its subsidiaries on October 22, 2003, and the Plan of Reorganization became effective on August 16, 2004. Section 5.07 of the Plan of Reorganization provides that, after the effective date of the Plan of Reorganization, the Company may adopt a new incentive plan for the grant to officers, employees and directors of the Company and its subsidiaries of options to acquire shares of Common Stock (as defined below). This Plan was adopted by the Board of Directors of the Company after the effective date of the Plan of Reorganization in furtherance of Section 5.07 thereof.

         The purposes of the Plan are as follows:

         (1) To provide an additional incentive for key Employees, Consultants and Independent Directors (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

         (2) To enable the Company to obtain and retain the services of key Employees, Consultants and Independent Directors considered essential to the long-range success of the Company by offering them an opportunity to own stock in the Company which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I.

                                   DEFINITIONS

         Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

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         1.1. "Administrator" shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Options granted to Independent Directors, the term "Administrator" shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term "Administrator" shall refer to the Committee unless the Board has elected to exercise any of the rights and duties of the Committee under the Plan generally as provided in Section 9.2.

         1.2. "Award" shall mean an Option, a Restricted Stock award or a Deferred Stock Unit award granted or awarded under the Plan.

         1.3. "Award Agreement" shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

         1.4. "Award Limit" shall mean 1,500,000 shares of Common Stock, as adjusted pursuant to Section 10.3.

         1.5. "Board" shall mean the Board of Directors of the Company.

         1.6. "Change in Control" shall mean the occurrence of any of the following events, if such event occurs on or after the Effective Date:

                  (a) the occurrence of clauses (I) and (II), where clause (I) is: the acquisition, directly or indirectly, by any "person" or "group" (as those terms are defined in Sections 3(a)(9), 13(d), and 14(d) of the Exchange Act and the rules thereunder) of "beneficial ownership" (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors ("voting securities") of the Company that represent thirty-five percent (35%) or more of the combined voting power of the Company's then outstanding voting securities, other than

                           (i) an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company, or

                           (ii) an acquisition of voting securities, directly or indirectly by the Company, or

                           (iii) an acquisition of voting securities pursuant to a transaction described in subsection (c) below that would not be a Change in Control under subsection (c), or

                           (iv) an acquisition of voting securities, directly or indirectly, by a person who or group which beneficially owns, as of the Effective Date, voting securities of the Company that represent five percent (5%) or more of the combined voting power of the Company's outstanding voting securities on such Effective Date;

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provided, however, that, notwithstanding the foregoing, an acquisition of the
Company's securities by the Company which causes the Company's voting securities beneficially owned by a person or group to represent thirty-five percent (35%) or more of the combined voting power of the Company's then outstanding voting securities shall not constitute an "acquisition" by any person or group for purposes of this clause (I); provided further, that if a person or group shall become the beneficial owner of thirty-five percent (35%) or more of the combined voting power of the Company's then outstanding voting securities by reason of share acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such acquisition shall constitute an acquisition for purposes of clause (I); and

clause (II) is the circumstance of individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") ceasing for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the Effective Date whose appointment, election, or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office as a Director occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

Notwithstanding the foregoing, clause (II) shall not apply, and the occurrence of clause (I) shall be sufficient to constitute a Change in Control if the acquisition described in clause (I) is by a Strategic Investor; provided, however, that clause (II) shall nonetheless apply if the Strategic Investor enters into a standstill agreement with the Company (for the duration of such agreement). For purposes of this subsection (a),"Strategic Investor" shall mean any buyer of or investor in of voting securities of the Company whose primary business is not financial investing;

                  (b) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more subsidiaries or intermediaries) of: (i) a merger, consolidation, reorganization, or business combination or (ii) a sale or other disposition of all or substantially all of the Company's assets, other than a transaction

                           (I) which results in the Company's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company's assets or otherwise succeeds to the business of the Company (the Company or such person, the "Company Successor Entity")), directly or indirectly, more than fifty percent (50%) of the combined voting power of the Company Successor Entity's outstanding voting securities immediately after the transaction, and

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                           (II) after which more than fifty percent (50%) of the
         members of the board of directors of the Company Successor Entity were members of the Incumbent Board at the time of the Board's approval of the agreement providing for the transaction or other action of the Board approving the transaction, and

                           (III) after which no person or group beneficially owns voting securities representing thirty-five percent (35%) or more of the combined voting power of the Company Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (III) as beneficially owning thirty-five percent (35%) or more of the combined voting power of the Company Successor Entity solely as a result of the voting power held in the Company by such person or group prior to the consummation of the transaction;

                  (c) a liquidation or dissolution of the Company;

                  (d) the acquisition, directly or indirectly, by any "person" or "group" (as those terms are defined in Sections 3(a)(9), 13(d), and 14(d) of the Exchange Act and the rules thereunder) of "beneficial ownership" (as determined pursuant to Rule l3d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors ("voting securities") of Cricket Communications, Inc. ("Cricket")that represent fifty percent (50%) or more of the combined voting power of Cricket's then outstanding voting securities, other than

                           (i) an acquisition of Cricket's voting securities, directly or indirectly, by the Company or any person controlled by the Company, or

                           (ii) an acquisition of Cricket's voting securities pursuant to a transaction described in subsection (e) below that would not be a Change in Control under subsection (e); or

                  (e) the consummation by Cricket (whether directly involving Cricket or indirectly involving Cricket through one or more subsidiaries or intermediaries) of (i) a merger, consolidation, reorganization, or business combination or (ii) a sale or other disposition of all or substantially all of Cricket's assets, other than a transaction which results in Cricket's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of Cricket or the person that, as a result of the transaction, controls, directly or indirectly, Cricket or owns, directly or indirectly, all or substantially all of Cricket's assets or otherwise succeeds to the business of Cricket (Cricket or such person, the "Cricket Successor Entity ")),directly or indirectly, more than fifty percent (50%) of the combined voting power of the Cricket Successor Entity's outstanding voting securities immediately after the transaction.

For purposes of subsection (a) above, the calculation of voting power shall be made as if the date of the acquisition were a record date for a vote of the Company's shareholders, and for purposes of subsection (b) above, the calculation of voting power shall be made as if the date of the consummation of the transaction were a record date for a vote of the Company's shareholders. For purposes of subsection (d) above, the calculation of voting power shall be made as if the date of the acquisition were a record date for a vote of Cricket's shareholders, and for purposes of

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subsection (e) above, the calculation of voting power shall be made as if the date of the consummation of the transaction were a record date for a vote of Cricket's shareholders.

         1.7. "Code" shall mean the Internal Revenue Code of 1986, as amended.

         1.8. "Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 9.1.

         1.9. "Common Stock" shall mean the common stock of the Company, par value $.0001 per share.

         1.10. "Company" shall mean Leap Wireless International, Inc., a Delaware corporation.

         1.11. "Consultant" shall mean any consultant or adviser if (a) the consultant or adviser renders bona fide services to the Company or a subsidiary;
(b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and (c) the consultant or adviser is a natural person who has contracted directly with the Company or a subsidiary to render such services.

         1.12. "Deferred Stock Unit" shall mean a deferred stock unit award awarded under Article VIII of the Plan.

         1.13. "Director" shall mean a member of the Board.

         1.14. "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

         1.15. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

         1.16. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         1.17. "Fair Market Value" of a share of Common Stock as of a given date shall be: (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system, or (c) if the Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, but is quoted on another automated quotation system, the mean between the closing representative bid and asked prices for the

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Common Stock on the trading day previous to such date as reported by such automated quotation system, or (d) if Common Stock is not publicly traded on an exchange, and not quoted on Nasdaq or a successor quotation system or another automated quotation system, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith.

         1.18. "Holder" shall mean a person who has been granted an Award.

         1.19. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

         1.20. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

         1.21. "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option.

         1.22. "Option" shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and Consultants shall be Non-Qualified Stock Options.

         1.23. "Parent" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         1.24. "Plan" shall mean the 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan of Leap Wireless International, Inc.

         1.25. "Restricted Stock" shall mean shares of Common Stock awarded under Article VII of the Plan.

         1.26. "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time.

         1.27. "Securities Act" shall mean the Securities Act of 1933, as amended.

         1.28. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         1.29. "Substitute Award" shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the

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term "Substitute Award" be construed to refer to an award made in connection with the cancellation and repricing of an Option.

         1.30. "Termination of Consultancy" shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death, disability or retirement, but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a termination for cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy.

         1.31. "Termination of Directorship" shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, removal, failure to be elected or reelected, death, disability or retirement. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship, including, but not by way of limitation, the question of whether a Termination of Directorship resulted from a termination for cause, and all questions of whether a particular leave of absence constitutes a Termination of Directorship.

         1.32. "Termination of Employment" shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting or directorship relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

                                  ARTICLE II.

                             SHARES SUBJECT TO PLAN

         2.1. Shares Subject to Plan.

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                  (a) The shares of stock subject to Awards shall be Common
Stock, subject to adjustment as provided in Section 10.3. Subject to adjustment as provided in Section 10.3, the aggregate number of such shares which may be issued with respect to Awards granted under the Plan shall not exceed 4,800,000. The shares of Common Stock issuable with respect to such Awards may be either previously authorized but unissued shares or treasury shares.

                  (b) Following the date the Plan is approved by the stockholders of the Company, subject to adjustment as provided in Section 10.3, the maximum number of shares of Common Stock which may be subject to Awards granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares of Common Stock subject to Awards which expire, terminate or are canceled continue to be counted against the Award Limit.

         2.2. Add-Back of Options and Other Rights. If any Award expires, terminates or is canceled without having been fully exercised, the number of shares subject to such Award but as to which such Award was not exercised prior to its expiration, termination or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 7.4 or 7.5 hereof, such shares may again be granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to Section 10.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled for purposes of this Section 2.2 and may again be granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise or purchase price thereof, or tax withholding thereon, may again be granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

                                  ARTICLE III.

                               GRANTING OF AWARDS

         3.1. Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. The Administrator may, in its discretion, include such further provisions and limitations in any Award Agreement at the time of the grant of such Award which are not inconsistent with the terms of the Plan.

         3.2. Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange
Act) that are requirements for the application of such exemptive

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rule. To the extent permitted by applicable law, the Plan and Awards granted hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

         3.3. At-Will Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever or no reason, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company or any Subsidiary.

                                  ARTICLE IV.

                  GRANTING OF OPTIONS TO EMPLOYEES, CONSULTANTS
                            AND INDEPENDENT DIRECTORS

         4.1. Eligibility. Any Employee or Consultant selected by the Administrator pursuant to Section 4.3(a)(i) shall be eligible to be granted an Option; provided that any Option granted under the Plan shall be a Non-Qualified Stock Option unless the applicable Award Agreement specifically provides that such Option is an Incentive Stock Option. No Incentive Stock Option shall be granted to any person who is not an Employee. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 4.4.

         4.2. Disqualification for Stock Ownership. No Employee may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 424(e) of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

         4.3. Granting of Options to Employees and Consultants.

                  (a) The Administrator shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

                           (i) Determine which Employees are key Employees and select from among the key Employees or Consultants (including Employees or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

                           (ii) Determine the number of shares to be subject to such Options granted to the selected key Employees or Consultants;

                           (iii) Subject to Section 4.1, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options; and

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                           (iv) Subject to Articles V and VI, determine the
         terms and conditions of such Options, consistent with the Plan (including, without limitation, the exercise price per share, vesting, exercisability and term of the Option, the manner in which the exercise price shall be paid, the terms and conditions under which the Option may be exercised prior to vesting for restricted shares of Common Stock, the transfer, escrow, repurchase and other restrictions applicable to such restricted shares of Common Stock, and the extent to which an election under Section 83(b) of the Code may be made with respect to such restricted shares of Common Stock).

                  (b) Upon the selection of a key Employee or Consultant to be granted an Option, the Administrator shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

         4.4. Granting of Options to Independent Directors. The Board shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

                  (a) Select from among the Independent Directors (including Independent Directors who have previously received Options under the Plan) such of them as in its opinion should be granted Options;

                  (b) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Independent Directors; and

                  (c) Subject to the provisions of Articles V and VI, determine the terms and conditions of such Options, consistent with the Plan.

                                   ARTICLE V.

                                TERMS OF OPTIONS

         5.1. Option Price. The price per share of the shares subject to each Option granted to Employees and Consultants shall be set by the Administrator; provided, however, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and:

                  (a) In the case of Incentive Stock Options, such price shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); and

                  (b) In the case of Incentive Stock Options granted to an Employee then owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 424(e) of the Code), such price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

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         5.2. Option Term. The term of an Option granted to an Employee or
Consultant shall be set by the Administrator in its discretion; provided, however, that, in the case of an Incentive Stock Option, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an Employee then owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 424(e) of the Code).

         5.3. Option Vesting.

                  (a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee or a Consultant vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Administrator may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or Consultant vests.

                  (b) No portion of an Option granted to an Employee or Consultant which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement or by action of the Administrator following the grant of the Option.

         5.4. Terms of Options Granted to Independent Directors.

                  (a) The price per share of the shares of Common Stock subject to each Option granted to an Independent Director shall equal one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Option is granted.

                  (b) The period during which the right to exercise, in whole or in part, an Option granted to an Independent Director vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Administrator may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Independent Director vests.

                  (c) No portion of an Option granted to an Independent Director which is unexercisable at Termination of Directorship, shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement or by action of the Administrator following the grant of the Option.

         5.5. Substitute Awards. Notwithstanding any of the foregoing provisions of this Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the

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date such Substitute Award is granted) of the shares subject to the Substitute
Award; over (b) the aggregate exercise price thereof, does not exceed the excess of: (c) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over (d) the aggregate exercise price of such shares.

                                   ARTICLE VI.

                               EXERCISE OF OPTIONS

         6.1. Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

         6.2. Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company (or the Company office designated by the Secretary of the Company):

                  (a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

                  (b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

                  (c) In the event that the Option shall be exercised pursuant to Section 9.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

                  (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator may, in its discretion, (i) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (ii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or (iv) allow payment through any combination of the consideration provided in the foregoing subparagraphs (i), (ii) and (iii). Payment in the manner prescribed by the preceding sentences shall not be permitted to the extent that the Administrator determines that payment in such manner may result in an extension or maintenance of credit, an arrangement for the extension of credit, or a renewal of an extension of credit in the form of a personal loan to or for any Director or executive officer of the Company that is prohibited by Section 13(k) of the Exchange Act or other applicable law.

         6.3. Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                  (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

                  (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

                  (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

                  (d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

                  (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d), subject to Section 10.4.

         6.4. Rights as Stockholders. Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

         6.5. Exercise Ownership and Transfer Restrictions. The Administrator, in its absolute discretion, may impose such restrictions on the exercise of an Option and the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares.

         6.6. Limitations on Exercise of Options Granted to Employees and Consultants. Unless otherwise provided by the Administrator in the Award Agreement, no

Option granted to an Employee or Consultant may be exercised to any extent by anyone after the first to occur of the following events:

                  (a) The expiration of twelve (12) months from the date of the Holder's death;

                  (b) The expiration of twelve (12) months from the date of the Holder's Termination of Employment or Termination of Consultancy, as applicable, by reason of his or her permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

                  (c) The expiration of three months from the date of the Holder's Termination of Employment or Termination of Consultancy, as applicable, for any reason other than such Holder's Termination of Employment by the Company for "Cause" (as defined in the Holder's employment agreement with the Company in effect on the grant date of the Option, or, if the Holder does not have an employment agreement with the Company or the Holder's employment agreement does not include a definition of "Cause", as defined in the Award Agreement), death or permanent and total disability, unless the Holder dies within said three-month period;

                  (d) The Holder's Termination of Employment or Consultancy by the Company for "Cause" as defined in the Holder's employment agreement with the Company in effect on the grant date of the Option, or, if the Holder does not have an employment agreement with the Company or the Holder's employment agreement does not include a definition of "Cause", as defined in the Award Agreement; or

                  (e) The expiration of ten (10) years from the date the Option was granted.

         6.7. Limitations on Exercise of Options Granted to Independent Directors. Except as otherwise provided in the Award Agreement, no Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

                  (a) The expiration of twelve (12) months from the date of the Holder's death;

                  (b) The expiration of twelve (12) months from the date of the Holder's Termination of Directorship by reason of his or her permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

                  (c) The expiration of three months from the date of the Holder's Termination of Directorship for any reason other than such Holder's Termination of Directorship for cause, death or permanent and total disability, unless the Holder dies within said three-month period;

                  (d) The Holder's Termination of Directorship for cause; or

                  (e) The expiration of ten (10) years from the date the Option was granted.

         6.8. Additional Limitations on Exercise of Options. Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

                                  ARTICLE VII.

             AWARDING OF RESTRICTED STOCK TO EMPLOYEES, CONSULTANTS
                            AND INDEPENDENT DIRECTORS

         7.1. Eligibility. Subject to the Award Limit, shares of Restricted Stock may be awarded to any Employee whom the Administrator determines is a key Employee, any Independent Director or any Consultant who the Administrator determines should receive such an Award.

         7.2. Award of Restricted Stock.

                  (a) The Administrator may from time to time, in its absolute discretion:

                           (i) Determine which Employees are key Employees and select from among the key Employees, Independent Directors or Consultants (including Employees, Independent Directors or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

                           (ii) Determine the terms and conditions applicable to such Restricted Stock, consistent with the Plan.

                  (b) The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

                  (c) Upon the selection of a key Employee, Independent Director or Consultant to be awarded Restricted Stock, the Administrator shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock, as it deems appropriate.

         7.3. Rights as Stockholders. Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.6, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that, in the discretion of the Administrator, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.

         7.4. Restriction. All shares of Restricted Stock issued under the Plan (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment or consultancy with the Company, Company performance and individual performance; provided, however, by action taken after the shares of Restricted Stock are issued, the Administrator may, in its sole and absolute discretion and subject to whatever terms and conditions it determines, remove any or all of the restrictions imposed by the terms of the Award Agreement. Shares of Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. Except as otherwise provided in the Award Agreement, if no consideration was paid by the Holder upon issuance, a Holder's rights in unvested Shares of Restricted Stock shall lapse, and such shares of Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment, Termination of Consultancy or Termination of Directorship, as applicable.

         7.5. Repurchase of Restricted Stock. The Administrator may provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the shares of Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment, Termination of Consultancy or Termination of Directorship, as applicable, at a cash price per share equal to the price paid by the Holder for such Restricted Stock.

         7.6. Escrow. The Secretary of the Company or such other escrow holder as the Administrator may appoint shall retain physical custody of each certificate representing shares of Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

         7.7. Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Administrator shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

         7.8. Code Section 83(b) Election. If a Holder makes an election under
Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the shares of Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

         7.9. Conditions to Issuance of Shares of Common Stock. The Company shall not be required to issue or deliver any certificate or certificates for shares of Restricted Stock prior to fulfillment of all of the conditions set forth in Section 6.3.

                                 ARTICLE VIII.

   AWARDING OF DEFERRED STOCK UNITS TO EMPLOYEES, CONSULTANTS AND INDEPENDENT
                                    DIRECTORS

         8.1. Eligibility.

         Subject to the Award Limit, Deferred Stock Unit awards may be awarded to any Employee whom the Administrator determines is a key Employee, any Independent Director or any Consultant who the Administrator determines should receive such an Award. A Deferred Stock Unit shall represent the right to receive shares of Common Stock in accordance with this Article VIII.

         8.2. Awards of Deferred Stock Units.

                  (a) The Administrator may from time to time, in its absolute discretion:

                           (i) Determine which Employees are key Employees and select from among the key Employees, Independent Directors or Consultants (including Employees, Independent Directors or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be awarded Deferred Stock Unit awards;

                           (ii) Subject to the Award Limit, determine the number of Deferred Stock Units to be awarded; and

                           (iii) Determine the terms and conditions applicable to such Deferred Stock Unit award, consistent with the Plan.

                  (b) The Administrator shall establish the purchase price, if any, and form of payment for Deferred Stock Unit awards; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of shares of Common Stock pursuant to Deferred Stock Units.

                  (c) The Administrator shall determine the terms regarding the issuance of shares of Common Stock issuable pursuant to a Deferred Stock Unit award and may provide that such terms are subject to an election by the Employee, Independent Director or Consultant to whom such Award is to be or has been awarded in accordance with Section 8.5. The issuance of the shares of Common Stock issuable pursuant to a Deferred Stock Unit award shall be not earlier than one of the following events:

                           (i) a date or dates specified under the terms of the Award,

                           (ii) the Termination of Consultancy, Termination of Directorship or Termination of Employment of such Employee, Independent Director or Consultant,

                           (iii) an Unforeseeable Emergency of such Employee, Independent Director or Consultant, or

                           (iv) a Change of Control;

provided, however, in the case of an Employee, Independent Director or Consultant who is a "key employee" as defined in Code Section 416(i) (determined without regard to paragraph (5) thereof) of the Company, the issuance of the shares of Common Stock issuable pursuant to Termination of Consultancy, Termination of Directorship or Termination of Employment shall not be made before the date which is six (6) months after the date of such Termination of Consultancy, Termination of Directorship or Termination of Employment.

                  (d) For purposes of Sections 8.2 and 8.5, the "Unforeseeable Emergency" of an Employee, Independent Director or Consultant shall mean a severe financial hardship to such Employee, Independent Director or Consultant resulting from: (i) an illness or accident of such Employee, Independent Director or Consultant, or the spouse or a dependent (as defined in Code Section 152(a)) of such Employee, Independent Director or Consultant, (ii) the loss of such Employee's, Independent Director's or Consultant's property due to casualty, or (iii) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of such Employee, Independent Director or Consultant.

                  (e) Shares of Common Stock shall be issuable pursuant to a Deferred Stock Unit award upon the Unforeseeable Emergency of an Employee, Independent Director or Consultant only if, as determined under Regulations of the Secretary of the Treasury, the amounts to be distributed through the issuance of shares of Common Stock pursuant to such Deferred Stock Unit Award with respect to such Unforeseeable Emergency do not exceed the amounts necessary to satisfy such Unforeseeable Emergency, plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such Unforeseeable Emergency is or may be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the assets of such Employee Independent Director or Consultant (to the extent the liquidation of such assets would not itself cause severe financial hardship).

         8.3. Issuance of Common Stock; Rights as Stockholder. Shares of Common Stock underlying a Deferred Stock Unit award will not be issued until the Deferred Stock Unit award has vested, pursuant to a vesting schedule or performance goals set by the Administrator, and such shares of Common Stock become issuable pursuant to the terms of the Deferred Stock Unit award. Unless otherwise provided by the Administrator, a Holder of a Deferred Stock Unit award shall have no rights as a Company stockholder with respect to the shares of Common Stock underlying such Deferred Stock Unit award until such time as the Award has vested and the Shares of Common Stock underlying the Award have been issued pursuant to the Deferred Stock Unit award.

         8.4. Form of Payment. Payment of the amount determined under Section 8.2(b) above shall be in cash, in Common Stock or a combination of both, as determined by the Administrator.

         8.5. Deferred Distributions.

                  (a) The Administrator may provide for the deferral of the issuance of the shares of Common Stock issuable pursuant to a Deferred Stock Unit award at the election of the Employee, Director or Consultant to whom the Award is to be or has been awarded in accordance with this Section.

                  (b) (i) Subject to paragraph (ii), any election of an Employee, Independent Director or Consultant to defer the issuance of the shares of Common Stock issuable pursuant to a Deferred Stock Unit award shall be made not later than the close of the taxable year preceding the first taxable year in which such Employee, Independent Director or Consultant performs services for such Deferred Stock Unit award.

                           (ii) In the case of the first year in which an Employee, Independent Director or Consultant becomes eligible to participate in the Plan, any election of such Employee, Independent Director or Consultant to defer the issuance of the shares of Common Stock issuable pursuant to a Deferred Stock Unit award may be made with respect to services to be performed subsequent to the election within thirty (30) days after the date such Employee, Independent Director or Consultant becomes eligible to participate in the Plan.

                  (c) An Employee, Independent Director or Consultant may elect, under such terms as the Administrator shall determine in its sole discretion, to receive the shares of Common Stock issuable pursuant to a Deferred Stock Unit award upon one or more of the following events:

                           (i) a date specified in such election,

                           (ii) the Termination of Consultancy, Termination of Directorship or Termination of Employment of such Employee, Independent Director or Consultant,

                           (iii) an Unforeseeable Emergency of such Employee, Independent Director or Consultant; or

                           (iv) a Change in Control;

provided, however, in the case of an Employee, Independent Director or Consultant who is a "key employee" as defined in Code Section 416(i) (determined without regard to paragraph (5) thereof) of the Company, the issuance of the shares of Common Stock issuable pursuant to Termination of Consultancy, Termination of Directorship or Termination of Employment shall not be made before the date which is six (6) months after the date of such Termination of Consultancy, Termination of Directorship or Termination of Employment.

                  (d) A deferral election made by an Employee, Independent Director or Consultant with respect to a Deferred Stock Unit award shall be irrevocable and shall not be amended, modified or terminated by such Employee, Independent Director or Consultant.

         8.6. Prohibition on Acceleration of Distributions. The terms regarding the issuance of the shares of Common Stock issuable pursuant to a Deferred Stock Unit award shall not be amended, modified or terminated in any manner, which permits the acceleration of the time or schedule of such issuance of shares of Common Stock.

         8.7. Unfunded Obligations. Deferred Stock Units are unfunded and unsecured obligations of the Company, and nothing contained in the Plan or in any Award Agreement shall be construed as providing for assets to be held in trust or escrow or any other form of segregation of the assets of the Company for the benefit of the Holder of such Deferred Stock Units or any other person.

         8.8. Conditions to Issuance of Shares of Common Stock. The Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock issuable pursuant to the terms of a Deferred Stock Unit award prior to fulfillment of all of the conditions set forth in Section 6.3.

         8.9. Limitation of Distributions. Notwithstanding the provisions of Sections 8.2, 8.5, 10.2 and 10.3, shares of Common Stock shall be issuable pursuant to a Deferred Stock Unit award at such times or upon such events as are specified in Sections 8.2 and 8.5 and the terms of the Award Agreement (and shares of Common Stock or other amounts shall be issuable or distributable with respect to such an Award under the terms of Section 10.2 or 10.3) only to the extent the issuance or distribution at such times or upon such events under such terms will not cause the Award or the shares of Common Stock issuable pursuant to the Award (or other amounts issuable or distributable) to be includable in the gross income of the Holder under Section 409A of the Code prior to such times or occurrence of such events, as permitted by the Code and the regulations and other guidance thereunder (including, without limitation, Section 409A of the Code, and the regulations and other guidance issued by the Secretary of the Treasury thereunder).

                                   ARTICLE IX.

                                 ADMINISTRATION

         9.1. Committee. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the
Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

         9.2. Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules. The Committee shall also have the power to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely; provided, however, that without the approval of the stockholders of the Company, neither the Committee nor the Board shall authorize the amendment of any outstanding Option to reduce its exercise price. Notwithstanding anything contained herein, no Option shall be canceled and replaced with the grant of an Option having a lesser exercise price without the approval of the stockholders of the Company. Grants of Options under the Plan need not be the same with respect to each Holder. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan.

         9.3. Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

         9.4. Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

         9.5. Delegation of Authority to Grant Awards. The Board may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Board may not delegate its authority to grant Awards to individuals (a) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, or (b) who are officers of the Company who are delegated authority by the Board hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 9.5 shall serve in such capacity at the pleasure of the Committee.

                                   ARTICLE X.

                            MISCELLANEOUS PROVISIONS

         10.1. Transferability of Awards.

                  (a) Except as otherwise provided in Section 10.1(b):

                           (i) No Award or interest or right therein may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO; provided, however, after the shares underlying an Award have been issued, and all restrictions applicable to such shares have terminated or lapsed, then such shares may be sold, pledged, assigned or transferred;

                           (ii) The interest or rights of a Holder, or his or her successors in interest, in an Award shall not be subject to any liability for the debts, contracts or engagements of the Holder or his or her successors in interest, and no Award or interest or right therein shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by paragraph (i); and

                           (iii) During the lifetime of the Holder, only he or she may exercise an Option (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of pursuant to a DRO or to a Permitted Transferee. After the death of the Holder, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

                  (b) Notwithstanding Section 10.1(a), the Administrator, in its sole discretion, may determine to permit a Holder to transfer a Non-Qualified Stock Option to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (i) a Non-Qualified Stock Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) any Non-Qualified Stock Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Non-Qualified Stock Option as applicable to the original Holder (other than the ability to further transfer the Non-Qualified Stock Option); and (iii) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee,
(B) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (C) evidence the transfer. For purposes of this Section 10.1(b), "Permitted Transferee" shall mean, with respect to a Holder, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder's household (other than a tenant or employee), a trust in which these persons (or the Holder) control the management of assets, and any other entity in which these persons (or the Holder) own more than fifty percent (50%) of the voting interests, or any other transferee specifically approved by the Administrator after taking into account any state or federal tax or securities laws applicable to transferable Non-Qualified Stock Options.

         10.2. Amendment Suspension or Termination of the Plan. Except as otherwise provided in this Section 10.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company's stockholders before or after the action by the Board, no action of the Board may, except as provided in Section 10.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan, and no action of the Board may be taken that would otherwise require approval by the Company's stockholders as a matter of applicable law, regulation or rule. No amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the expiration of ten (10) years from the date the Plan is adopted by the Board.

         10.3. Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

                  (a) Subject to Section 10.3(d), in the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall adjust the following, as appropriate and equitable:

                           (i) The number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and the Award Limit);

                           (ii) The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

                           (iii) The exercise price with respect to any Award;

provided, however, that no such adjustment shall be made in the event of ordinary cash dividends with respect to the Common Stock.

                  (b) Subject to Section 10.3(d), in the event of a Change in Control, or any transaction or event described in Section 10.3(a), or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it

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deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate and equitable in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                           (i) To provide for either the purchase of such Award for an amount of cash equal to the amount that could have been obtained upon the exercise, vesting or distribution of such Award, or realization of the Holder's rights under such Award, had such Award been currently and fully exercisable or distributable for all of the shares subject thereto and had all of the shares subject to such Award been currently and fully vested or distributable and had any and all restrictions on such shares currently and fully terminated and lapsed;

                           (ii) To provide that such Award cannot be exercised on or after such Change in Control, transaction or event; provided, however, that, immediately prior to such Change in Control, transaction or event, (A) any such Award shall automatically become fully vested and exercisable for any and all of the shares at the time subject to such Award and shall be exercisable for any or all of those shares as fully-vested shares, and (B) any and all of the restricted shares granted or purchased pursuant to any Award shall automatically cease to be subject to any and all restrictions on such shares and such restrictions shall terminate and lapse;

                           (iii) To provide that such Award shall be exercisable, vested and/or distributable as to any and all shares covered thereby, notwithstanding anything to the contrary in Section
         5.3 or 5.4 or the provisions of such Award;

                           (iv) To provide that such Award shall be assumed by the successor or survivor corporation (or a parent thereof), or shall be substituted for by comparable rights with respect to the capital stock of the successor or survivor corporation (or a parent thereof), with appropriate and equitable adjustments as to the number and kind of shares and prices;

                           (v) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to such Award; and

                           (vi) To provide that such restrictions imposed under such Award upon any and all shares purchased upon exercise of the Award, and any and all of shares granted or awarded pursuant to the Award, shall terminate and lapse.

                  (c) The Company shall provide all Holders, in the event of any Change in Control (other than a Change in Control described in Section 1.5(a) or (b)) or any other transaction or event described in Section 10.3(b), with:

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

                           (i) twenty (20) days' prior written notice (or such lesser prior written notice as the Administrator determines, in its discretion, is appropriate or administratively practicable under the circumstances) of:

                  (A) any such Change in Control; and

                  (B) in the event of any such Change in Control or any other such transaction or event, the action, if any, which the Administrator intends to take under Section 10.3(b); provided that no notice shall be required under this subparagraph (B) if the Administrator does not intend to take any action under Section 10.3(b); and

                           (ii) an opportunity to exercise each outstanding Award held by such Holder, to the extent such Award is exercisable pursuant to the terms hereof or thereof, which exercise may be conditioned on the consummation of such Change in Control, transaction or event.

                  (d) No such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

                  (e) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         10.4. Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld or, to the extent allowed by applicable laws, elect to pay such sums through the delivery of a notice that Holder has placed a market sell order with a broker with respect to shares of Common Stock subject to issuance, vesting, or payment under such Award and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of such tax withholding. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any

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

Award (or which may be repurchased from the Holder of such Award within six months after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder's federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

         10.5. Loans. The Administrator may, in its discretion, extend one or more loans to key Employees in connection with the exercise of an Award granted under the Plan, or the issuance of restricted Common Stock upon the exercise of an Option. The terms and conditions of any such loan shall be set by the Administrator. Notwithstanding the foregoing, no loan shall be made to an Employee, Consultant or Director under this Section 10.5 to the extent such loan shall result in an extension or maintenance of credit, an arrangement for the extension of credit, or a renewal of an extension of credit in the form of a personal loan to or for any Director or executive officer of the Company that is prohibited by Section 13(k) of the Exchange Act or other applicable law. In the event that the Administrator determines in its discretion that any loan under this Section 10.5 may be or will become prohibited by Section 13(k) of the Exchange Act or other applicable law, the Administrator may provide that such loan shall be immediately due and payable in full and may take any other action in connection with such loan as the Administrator determines in its discretion to be necessary or appropriate for the repayment, cancellation or extinguishment of such loan.

         10.6. Effect of Plan upon Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees, Consultants or Directors of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

         10.7. Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

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

         10.8. Stockholder Approval. The Plan is effective on the date it is approved by the Board without regard to stockholder approval. The Company may, but is not required to, submit the Plan for stockholder approval.

         10.9. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

         10.10. Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

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